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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         DATE OF REPORT: APRIL 21, 2005
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





      MARYLAND            COMMISSION FILE NO. 1-12616          38-2730780
(State of Organization)                                 (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 21, 2005, Sun Communities, Inc. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the quarter ended March 31, 2005 and certain other information.

         The Company will hold an investor conference call and webcast at 11:00 a.m. EDT on April 21, 2005 to disclose and discuss the financial results for the quarter ended March 31, 2005.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 21, 2005          SUN COMMUNITIES, INC.

                                By: /s/ Jeffrey P. Jorissen
                                    ---------------------------------
                                    Jeffrey P. Jorissen, Executive
                                    Vice President, Treasurer, Chief Financial
                                    Officer, and Secretary


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                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.     Description                                 Furnished Herewith


99.1            Text of Press Release, dated April 21, 2005         X


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